UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)     September 8, 2011

SANTANDER DRIVE AUTO RECEIVABLES TRUST 2011-3

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number of Issuing Entity: 333-165432-04

SANTANDER DRIVE AUTO RECEIVABLES LLC

(Exact Name of Depositor as Specified in its Charter)

Commission File Number of Depositor: 333-165432

SANTANDER CONSUMER USA INC.

(Exact Name of Sponsor as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation of Issuing Entity/Registrant)

45-6386577

(Issuing Entity’s I.R.S. Employer Identification No.)

c/o Santander Drive Auto Receivables LLC 8585 North Stemmons Freeway, Suite 1100-N Dallas, Texas	75247

(Address of Principal Executive Offices)	(Zip Code)

(214) 292-1930

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

In connection with the issuance of the of Class A-1 0.37172% Auto Loan Asset Backed Notes, Class A-2 1.11% Auto Loan Asset Backed Notes, Class A-3 1.23% Auto Loan Asset Backed Notes, Class B 2.50% Auto Loan Asset Backed Notes, the Class C 3.09% Auto Loan Asset Backed Notes and the Class D 4.23% Auto Loan Asset Backed Notes (the “Publicly Registered Notes”) by Santander Drive Auto Receivables Trust 2011-3 (the “Issuer”) described in the Final Prospectus Supplement dated September 8, 2011, the Registrant has entered into the agreement listed in Item 9.01(d), Exhibit 1.1 below.

Item 8.01. Other Events.

In connection with the issuance of the Publicly Registered Notes and the Class E 6.69% Auto Loan Asset Backed Notes by the Issuer described in the Final Prospectus Supplement dated September 8, 2011, the Registrant and/or the Issuer intend to enter into the agreement(s) listed in Item 9.01(d), Exhibits 4.1, 10.1, 10.2, 10.3 and 10.4 below, substantially in the form filed herewith.   It is anticipated that the Notes will be issued on September 15, 2011.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit
No.	Document Description

1.1	Underwriting Agreement, dated as of September 8, 2011, among Santander Drive Auto Receivables LLC (“Santander Drive”), Santander Consumer USA Inc. (“SC USA”) Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Santander Investment Securities Inc. as underwriters.

4.1	Indenture, to be dated as of September 15, 2011, between the Issuer and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”).

10.1	Purchase Agreement, to be dated as of September 15, 2011 between SC USA and Santander Drive.

10.2	Sale and Servicing Agreement, to be dated as of September 15, 2011 among the Issuer, Santander Drive, SC USA and the Indenture Trustee.

10.3	Administration Agreement, to be dated as of September 15, 2011 among the Issuer, SC USA, as administrator, and the Indenture Trustee.

10.4	Amended and Restated Trust Agreement, to be dated as of September 15, 2011, between Santander Drive and Deutsche Bank Trust Company Delaware, not in its individual capacity but solely as owner trustee for the Issuer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 13, 2011	SANTANDER DRIVE AUTO RECEIVABLES LLC

	By:	_/s/ Andrew Kang______________
	Name:	Andrew Kang
	Title:	Vice President